EXHIBIT 32.1

OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Department 56, Inc. (the “Company”) on Form 10-Q for the period ended July 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2005	/s/ Susan E. Engel
Susan E. Engel Chairwoman of the Board and Chief Executive Officer

Date: August 10, 2005	/s/ Timothy J. Schugel
Timothy J. Schugel Chief Financial Officer and Executive Vice President